Prospectus Supplement                                  45689 8/98
dated August 1, 1998 to:
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PUTNAM ARIZONA TAX EXEMPT INCOME FUND (THE "ARIZONA FUND")
PUTNAM FLORIDA TAX EXEMPT INCOME FUND (THE "FLORIDA FUND")
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND (THE "MASSACHUSETTS
FUND")
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND (THE "MICHIGAN FUND") PUTNAM MINNESOTA TAX EXEMPT INCOME FUND (THE "MINNESOTA FUND") PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND (THE "NEW JERSEY FUND") PUTNAM OHIO TAX EXEMPT INCOME FUND (THE "OHIO FUND")
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND (THE "PENNSYLVANIA
FUND")

Prospectus dated September 30, 1997

On July 13, 1998, the Trustees voted to reduce temporarily the management fees for the Minnesota, Ohio and Arizona funds. The annual management fee rate for the Minnesota and Ohio funds will be reduced by 0.10% to 0.50%, and the management fee rate for the Arizona fund will be reduced by 0.20% to 0.40%. These temporary fee reductions will go into effect on August 1, 1998 and are scheduled to remain in effect until January 31, 2000. However, the Trustees retain the ability to modify these reductions at any time. Shareholders will be notified in the event of any such change, and the prospectus would be revised.

As a result of the change, the section "Expenses summary - Annual operating expenses" on pages 5 and 6 of the prospectus that specifically relates to the Arizona, Minnesota and Ohio funds is replaced with the following:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average
net assets)
                                                  TOTAL FUND
                  MANAGEMENT    12B-1        OTHER     OPERATING
                   FEES     FEES  EXPENSES         EXPENSES
                 ----------     -----    --------      ---------
Arizona fund
Class A               0.40%     0.20%       0.19%          0.79%
Class B               0.40%     0.85%       0.19%          1.44%
Class M               0.40%     0.50%       0.19%          1.09%

Minnesota fund
Class A               0.50%     0.20%       0.21%          0.91%
Class B               0.50%     0.85%       0.21%          1.56%
Class M               0.50%     0.50%       0.21%          1.21%

Ohio fund
Class A               0.50%     0.20%       0.18%          0.88%
Class B               0.50%     0.85%       0.18%          1.53%
Class M               0.50%     0.50%       0.18%          1.18%


The tables are provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. Without the fee reductions, the management fees would have been 0.60% for each fund, and the total fund operating expenses for the class A, B and M shares would have been 0.99%, 1.64% and 1.29%,respectively, for the Arizona fund; 0.99%, 1.64% and 1.29%, respectively, for the Minnesota fund; and 0.98%, 1.63% and 1.28%, respectively, for the Ohio fund.


EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                         1        3        5        10
                        year        years    years     years
Arizona fund
Class A                     $55      $72      $89      $141
Class B                     $65      $76      $99      $155 *
Class B (no redemption)     $15      $46      $79      $155 *
Class M                     $43      $66      $91      $161

                         1        3        5        10
                        year        years    years     years
Minnesota fund
Class A                     $56      $75      $95      $154
Class B                     $66      $79      $105     $168 *
Class B (no redemption)     $16      $49      $85      $168 *
Class M                     $44      $70      $97      $174

                         1        3        5        10
                        year        years    years     years
Ohio fund
Class A                     $56      $74      $94      $151
Class B                     $66      $78      $103     $165 *
Class B (no redemption)     $16      $48      $83      $165 *
Class M                     $44      $69      $95      $171


The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* Reflects conversion of class B shares to class A shares
    (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."